UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2008

THE NEWARK GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	333-118844	22-2884844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 Jackson Drive

Cranford, New Jersey 07016

(Address of principal executive office)

(Zip Code)

(908) 276-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 16, 2008, The Newark Group, Inc.’s (the “Company”) Chief Executive Officer, Robert H. Mullen, and its Chief Financial Officer, Joseph E. Byrne, held an investor conference at the Company’s Newark America mill in Fitchburg, Massachusetts. A copy of the presentation is attached herein as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibit 99.1 Copy of presentation made on May 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEWARK GROUP, INC.

Date: May 22, 2008	By:	/s/ Joseph E. Byrne
Joseph E. Byrne
Vice President and Chief Financial Officer